UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2026 (May 11, 2026)
Date of Report (date of earliest event reported)
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HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	1-14445 (Commission File Number)	58-0281900 (I.R.S. Employer Identification Number)
780 Johnson Ferry Road, NE, Suite 800 Atlanta, Georgia 30342
(Address of principal executive offices and zip code)

(404) 443-2900
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HVT	NYSE
Class A Common Stock	HVTA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 11, 2026, Haverty Furniture Companies, Inc. (the “Company”) held its Annual Meeting of Stockholders. In the election of directors, the holders of shares of Class A common stock and common stock vote as separate classes in accordance with the Company's Charter. For all other matters, the holders of shares of common stock and Class A common stock vote together as a single class and holders of common stock are entitled to one vote for each share of stock and holders of Class A common stock are entitled to ten votes for each share of stock. At the meeting of stockholders, a plurality of votes is required in the election of each class of directors and for all other matters approval requires an affirmative vote of a combined majority of the votes cast.

(b) Represented at the meeting in person or by proxy were 1,064,151 shares of Class A common stock, or approximately 87.94% of eligible Class A common stock, and 13,575,468 shares of common stock, or approximately 90.64% of eligible common stock shares.

The final voting results for each proposal, each of which is described in greater detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 27, 2026, follow below:

Proposal 1: Election of Directors

Class A Common Stock - The holders of Class A common stock elected all eight director nominees at the annual meeting to serve a one-year term. The voting results were as follows:

			Broker
Nominee	For	Withheld	Non-Vote
Steven G. Burdette	1,041,137	0	23,014
L. Allison Dukes	993,410	47,727	23,014
Rawson Haverty Jr.	1,041,137	0	23,014
Natalie B. Morhous	1,001,950	39,187	23,014
Vicki R. Palmer	1,040,953	184	23,014
Derek G. Schiller	1,001,950	39,187	23,014
E. Kendrick Smith	1,040,836	301	23,014
Al Trujillo	1,001,766	39,371	23,014

Common Stock - The holders of common stock elected all three director nominees at the annual meeting to serve a one-year term. The voting results were as follows:

			Broker
Nominee	For	Withheld	Non-Vote
Michael R. Cote	12,357,257	188,039	1,030,172
G. Thomas Hough	7,818,238	4,727,058	1,030,172
Clarence H. Smith	11,903,709	641,587	1,030,172

Proposal 2: Advisory Vote on Executive Compensation

The stockholders approved the following resolution regarding executive compensation.

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in the Company’s Proxy Statement for the
2026 Annual Meeting of Stockholders.”

The voting results were as follows:

				Broker
	For	Against	Abstain	Non-Vote
Advisory Vote on Executive Compensation	22,822,106	107,626	26,935	1,260,320

Proposal 3: Approval of the 2026 Long-Term Incentive Plan

The stockholders approved the 2026 Long-Term Incentive Plan. The voting results were as follows:

				Broker
	For	Against	Abstain	Non-Vote
2026 Long-Term Incentive Plan	21,845,047	1,086,203	25,417	1,260,320

Proposal 4: Ratification of the Appointment of our Independent Registered Public Accounting Firm

The stockholders ratified the selection of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2026. The voting results were as follows:

				Broker
	For	Against	Abstain	Non-Vote
Ratification of Grant Thornton LLP	24,177,826	21,162	17,999	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of May, 2026.

HAVERTY FURNITURE COMPANIES, INC.

By:	/s/ Brendan P. McGill
Name:	Brendan P. McGill
Title:	Senior Vice President, General Counsel and Corporate Secretary